Filed pursuant to Rule 497

File No. 333-272541

Rule 482ad

SOUND POINT MERIDIAN CAPITAL, INC.

PRICES INITIAL PUBLIC OFFERING

NEW YORK, NEW YORK – June 13, 2024 – Sound Point Meridian Capital, Inc. (NYSE: SPMC) (the “Company”) today announced the pricing of its initial public offering of 4,000,000 shares of common stock at a public offering price of $20.00 per share, which will result in net proceeds to the Company of approximately $79.7 million after payment of certain offering expenses. In addition, the Company has granted the underwriters a 30-day option to purchase up to an additional 600,000 shares of common stock to cover over-allotments, if any. Sound Point Meridian Management Company, LLC, the Company’s investment adviser, or its affiliates will pay the full amount of the sales load in connection with this initial public offering and all of the Company’s organizational expenses.

The Company intends to use the proceeds from the offering of its common stock to acquire investments in accordance with its investment objectives and strategies and for general working capital purposes. On a pro forma basis, after giving effect to the sale of 4,000,000 shares and the payment of certain offering expenses as described above, and assuming no exercise of the underwriters’ option to purchase additional shares, the Company’s net asset value would be $400.1 million.

Shares of the Company’s common stock are expected to begin trading on June 14, 2024 on the New York Stock Exchange under the symbol “SPMC”. The offering is expected to close on June 17, 2024, subject to customary closing conditions.

Oppenheimer & Co. Inc., B. Riley Securities, Inc., Janney Montgomery Scott LLC and Piper Sandler & Co. are acting as joint book-running managers for the offering. Clear Street LLC and Wedbush Securities Inc. are acting as co-managers for the offering.

Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. The preliminary prospectus, which has been filed with the Securities and Exchange Commission (“SEC”), contains this and other information about the Company and should be read carefully before investing. The information in the preliminary prospectus and this press release is not complete and may be changed. The preliminary prospectus and this press release are not offers to sell these securities and are not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

A registration statement relating to these securities is on file with and has been declared effective by the SEC. Copies of the preliminary prospectus (and the final prospectus, when available) may be obtained by writing Oppenheimer & Co. Inc., Attn: Syndicate Prospectus Department, 85 Broad Street, 26th Floor, New York, NY 10004, by calling (212) 667-8055, or by sending an e-mail to EquityProspectus@opco.com. Copies may also be obtained by visiting EDGAR on the SEC’s website at www.sec.gov.

ABOUT THE COMPANY

The Company is an externally managed, non-diversified closed-end management investment company. The Company’s investment objective is to generate high current income, with a secondary objective to generate capital appreciation, by investing primarily in third-party collateralized loan obligation (“CLO”) equity and mezzanine tranches of predominately U.S. dollar-denominated CLOs backed by corporate leveraged loans issued primarily to U.S. obligors. The Company is externally managed and advised by Sound Point Meridian Management Company, LLC. The Company’s public filings are available free of charge by writing to the Company at Sound Point Meridian Capital, Inc., 375 Park Avenue, 34th Floor, New York, NY 10152, Attention: Investor Relations, or by telephone at (833) 217-6665.

ABOUT SOUND POINT MERIDIAN MANAGEMENT COMPANY

Sound Point Meridian Management Company, LLC (the “Adviser”) is the Company’s external adviser and is majority owned by Sound Point Capital Management, LP (“Sound Point Capital Management”), a registered investment adviser. The Adviser’s CLO Investment team is comprised of Stephen J. Ketchum, Ujjaval Desai, Matt Seifert, and Dylan Leahy.

ABOUT SOUND POINT CAPITAL MANAGEMENT

Sound Point Capital Management is an alternative asset management firm founded in 2008 with particular expertise in credit strategies. Based in New York, with offices in London, Connecticut, Florida and California, the firm manages money on behalf of institutional investors, including top-tier pensions, foundations, insurance companies, wealth management firms and family offices. Sound Point Capital Management’s strategies span the spectrum of liquid and illiquid credit alternatives and include funds and managed accounts focused on leveraged loans, special situations, distressed debt, structured credit, direct lending and commercial real estate. Sound Point Capital Management currently manages $45+ billion of assets and was founded by Stephen J. Ketchum, who is the controlling shareholder. Five principals of Stone Point Capital LLC, as well as Blue Owl GP Stakes, a division of Blue Owl Capital Inc. (NYSE: OWL), and Assured Guaranty Ltd, through one or more subsidiaries, are strategic investors in Sound Point Capital Management. For more information, please visit Sound Point Capital Management’s website at www.soundpointcap.com.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Source: Sound Point Meridian Capital, Inc.

Investor Relations:

ICR

(833) 217-6665

ir@soundpointmeridiancap.com

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE